UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 4, 2023
(Date of earliest event reported)

BANK5 2023-5YR4

(Central Index Key Number 0001996001)

(Exact name of issuing entity)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Bank of America, National Association

(Central Index Key Number 0001102113)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-257991-08	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K dated December 4, 2023, which was filed on December 4, 2023 and assigned SEC Accession No. 0001539497-23-002086 (the “Subject 8-K”). The purpose of this amendment is to make clerical and minor revisions to the agreement previously filed as Exhibit 4.7 to the Subject 8-K. No other changes are being made to the Subject 8-K.

Accordingly, Exhibit 4.7 of the Subject 8-K, which contained the pooling and servicing agreement, dated and effective as of December 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BBCMS 2023-5C23 Pooling and Servicing Agreement”), is hereby amended and restated in its entirety by the corrected version of the BBCMS 2023-5C23 Pooling and Servicing Agreement attached hereto as Exhibit 4.7.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.7	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2023	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
		Name:	Anthony J. Sfarra
		Title:	President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.7

Pooling and Servicing Agreement,  dated and effective as of December 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)